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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported) - January 31, 2007

                                HEALTHSPORT, INC.
                                -----------------
             (Exact name of registrant as specified in its charter)

          DELAWARE                    0-23100                    22-2649848
          --------                    -------                    ----------
(State or other jurisdiction       (Commission                 (IRS Employer
      of incorporation)            file number)              Identification No.)


                  7633 E 63RD PLACE, SUITE 220, TULSA, OK 74133
                  ---------------------------------------------
                    (Address of principal executive offices)

                                 (877) 570-4776
                                 --------------
                          Registrant's telephone number



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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SECTION 1:        REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01:        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On January 31, 2007, Healthsport, Inc. (the "Company") entered into a Merger Agreement with Innozen, Inc. ("Innozen") and Innozen Acquisition Sub, Inc. ("Acquisition Sub"), a wholly owned subsidiary of the Company, all Delaware corporations. At the effective time and upon the terms and conditions of the Merger Agreement and in accordance with Delaware General Corporate Law, in exchange for 17,500,000 shares of the Company's common stock, Acquisition Sub will be merged with and into Innozen, after which, Innozen will become a wholly owned subsidiary of the Company and will continue as the surviving corporation and the separate existence of Acquisition Sub will cease.

There is no relationship between the Company and Innozen.

Conditions precedent to each party's obligation to effect the Merger include the Company and Innozen obtaining stockholder approval of the agreement and the board of directors of each ratifying the execution and delivery of this agreement. In addition, the Company shall have consummated the private placement of at least $6 million but not more than $12 million of its common shares at a price not less than $1.50 per share on the following timetable: (a) execution and delivery by the investors of subscription agreements for the minimum amount of the private placement by no later than February 15, 2007; and (b) the closing of the private placement by no later than February 28, 2007.

SECTION 9:        FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01:        FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired - No financial statements are filed herewith. The Registrant shall file any required financial statements by amendment hereto not later than 71 days after the date that the Merger is consummated and the related initial report on Form 8-K must be filed.

(b) Pro Forma Financial Information - Required proforma financial information will be filed by amendment hereto not later than 71 days after the date that the Merger is consummated and the related initial report on Form 8-K must be filed.

(c)        Exhibits -

           Exhibit 10.1 Agreement and Plan of Merger by and among Healthsport, Inc., Innozen Acquisition Sub, Inc. and Innozen, Inc. The Registrant has not filed the exhibits to the Agreement and Plan of Merger on the basis that these are not material for the purpose of this filing; however, Registrant agrees to furnish such documents to the Securities and Exchange Commission upon request.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                        HEALTHSPORT, INC.



                                        BY /S/ Daniel J. Kelly
                                          --------------------------------------
                                        DANIEL J. KELLY, CHIEF EXECUTIVE OFFICER


DATE:   FEBRUARY 6, 2007



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